EXHIBIT 99.1.K

                         EBANK FINANCIAL SERVICES, INC.



                                     ANNEX K
                                     -------

                                       TO

                           PRIVATE OFFERING MEMORANDUM
                                       FOR
       EXCHANGE OFFER FOR SERIES A PREFERRED SHARES AND ORIGINAL WARRANTS


                             INVESTOR QUESTIONNAIRES
                             -----------------------

         (ONE FORM FOR INDIVIDUAL INVESTORS WHO ARE NATURAL PERSONS AND
 ONE FORM FOR ENTITIES - PLEASE COMPLETE THE APPROPRIATE FORM OF QUESTIONNAIRE)

                                                -------------------------------
                                                Name of Individual Investor

           ***   ALL INFORMATION WILL BE TREATED CONFIDENTIALLY   ***

                             INVESTOR QUESTIONNAIRE
                             ----------------------
               (FOR INDIVIDUAL INVESTORS WHO ARE NATURAL PERSONS)

                         EBANK FINANCIAL SERVICES, INC.

TO:    Attkisson, Carter & Company
       3060 Peachtree Road, NW
       Suite 1400
       Atlanta, Georgia  30305
       Attention: Tim Terry

INSTRUCTIONS: This Questionnaire must be completed if you are tendering your shares of Series A Preferred stock and Original Warrants in exchange for shares of Common Stock and New Warrants pursuant to the Exchange Offer. The purpose of this Questionnaire is to provide certain assurances to ebank Financial Services, Inc. (the "Company") that each investor is an accredited or sophisticated investor as those terms are defined pursuant to Regulation D under the Securities Act of 1933 (the "Securities Act") and will otherwise meet the standards or requirements for exemption from registration under applicable federal and state securities laws.

IF THE ANSWER TO ANY QUESTION IS "NONE" OR "NOT APPLICABLE," PLEASE SO STATE.

Your answers will at all times be kept confidential. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish the availability of an exemption from registration pursuant to Rule 506 of Regulation D or Section 4(2) of the Securities Act or the other federal or state securities laws.

Please complete, sign, date and return one original copy of this Questionnaire to the Exchange Agent at the address set forth above. If you have any questions about this Questionnaire, please contact James L. Box, President and Chief Executive Officer of the Company, at (770) 863-9225.

1. I certify that I am an accredited investor because I am (please initial where appropriate):

     (a) ______ A director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

     (b) ______ A natural person whose individual net worth, or joint net worth with my spouse, at the time of purchase exceeds $1,000,000; or

     (c) ______ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in the current year.;

2.   (a)  PURCHASER  (INDIVIDUAL)

     Name:____________________________________     Telephone:_________________

     Home Street:_________________ City:__________ State:_______ Zip:_________

     Business (Company)___________________________ Telephone:_________________

     Street:______________________ City:__________ State:_______ Zip:_________

     Age:_____________________________________     U.S.  Citizen: Yes___ No___

     College:_________________________Degree:______________________Year:______

     Graduate  School:_____________________Degree:__________________Year:_____

     Social  Security  Number:________________________________________________
     Communications should be sent to [check one]     _____Business Address or
                                                      _____Residence  Address


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     (b)     JOINT  PURCHASER  (INDIVIDUAL)

     Name:________________________________________     Telephone:_____________

     Home Street:_________________ City:__________ State:_______ Zip:_________

     Business (Company)___________________________ Telephone:_________________

     Street:______________________ City:__________ State:_______ Zip:_________

     Age:_____________________________________     U.S.  Citizen: Yes___ No___

     College:_________________________Degree:______________________Year:______

     Graduate  School:_____________________Degree:__________________Year:_____

     Social  Security  Number:________________________________________________
     Communications should be sent to [check one]     _____Business Address or
                                                      _____Residence  Address

3. OTHER THAN THE STATE WHERE YOU CURRENTLY RESIDE, please identify any state or country, in which you:

     (a) Maintain a house or apartment for your own use, other than as a vacation home_____________________________________

     (b)     Are  registered  to  vote_________________________________________


4. Please describe your present principal position and indicate the number of years in such position.

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________


5. I____ have_____ have not personally invested in investments sold by means of private placements within the past 5 years. If yes, please describe your present investments (type, value, etc.)

     ___________________________________________________________________________


6.   I consider myself to be an experienced and sophisticated investor.

                         Yes ______________   No ______________
     If so, on what basis? (Education, Business Experience, Previous Investment Experience, Net Worth, etc.)

     ___________________________________________________________________________


7. I understand the nature of the investment and the risks involved with making an investment in the Company.

                         Yes ______________   No ______________


8. I have been afforded an opportunity, if I have so requested, to ask questions of representatives of the Company regarding an investment in the Company, and the terms and conditions of receiving shares of Common Stock and New Warrants pursuant to the Exchange Offer, and I am aware that I have the opportunity to inspect the Company's financial records, legal documents, and other records.

                         Yes ______________   No ______________

9. I have sufficient knowledge of financial and business matters to evaluate the risks associated with an investment in the Company.

                         Yes ______________   No ______________


10. I understand that the issuance of the shares of Common Stock and New Warrants offered pursuant to the Exchange Offer have not been registered under the Securities Act, or any state securities laws, and cannot be sold by me unless they are registered under the Securities Act and any applicable state securities laws, or are exempt from such registrations; and, in the case of an exemption, unless the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration.

                         Yes ______________   No ______________


11. I am acquiring the shares of Common Stock and New Warrants offered pursuant to the Exchange Offer for my own account.

                         Yes ______________   No ______________


12. I am acquiring the shares of Common Stock and New Warrants offered pursuant to the Exchange Offer for investment purposes.

                         Yes ______________   No ______________


13. I understand the full nature and risk of an investment in the shares of Common Stock and New Warrants offered pursuant to the Exchange Offer, and I feel I can afford the complete loss of the investment.

                         Yes ______________   No ______________


I AM AWARE AND UNDERSTAND THAT THE COMPANY AND ITS REPRESENTATIVES WILL RELY UPON THE INFORMATION PROVIDED IN THIS QUESTIONNAIRE IN DETERMINING MY STATUS AS AN ACCREDITED INVESTOR AND WHETHER I OTHERWISE MEET THE SUITABILITY REQUIREMENTS NECESSARY FOR PARTICIPATION IN THIS PRIVATE OFFERING, AND I THEREFORE REPRESENT AND WARRANT THAT, TO THE BEST OF MY INFORMATION AND BELIEF, THE ABOVE INFORMATION SUPPLIED BY ME IS TRUE AND CORRECT IN ALL RESPECTS AS OF THE DATE HEREOF, AND I UNDERTAKE THE OBLIGATION TO NOTIFY THE COMPANY OF ANY MATERIAL CHANGE IN THE INFORMATION PRESENTED HEREIN THAT OCCURS PRIOR TO THE ACCEPTANCE OF MY LETTER OF TRANSMITTAL.


                                    --------------------------------------------

                                    --------------------------------------------
                                    Signature  of  Investor(s)

                                    --------------------------------------------

                                    --------------------------------------------
                                    Print Name(s) (and Title(s) if applicable)


                                    --------------------------------------------
                                    Date

                                                ________________________________
                                                Name of Entity Investor

           ***   ALL INFORMATION WILL BE TREATED CONFIDENTIALLY   ***

                             INVESTOR QUESTIONNAIRE
                             ----------------------

          (FOR INVESTORS WHO ARE ENTITIES THAT ARE NOT NATURAL PERSONS)

                         EBANK FINANCIAL SERVICES, INC.

TO:  Attkisson, Carter & Company
     3060 Peachtree Road, NW
     Suite 1400
     Atlanta, Georgia  30305
     Attention: Tim Terry

INSTRUCTIONS: This Questionnaire must be completed if you are tendering your shares of Series A Preferred stock and Original Warrants in exchange for shares of Common Stock and New Warrants pursuant to the Exchange Offer. The purpose of this Questionnaire is to provide certain assurances to ebank Financial Services, Inc. (the "Company") that each investor is an accredited or sophisticated investor as those terms are defined pursuant to Regulation D under the Securities Act of 1933 (the "Securities Act") and will otherwise meet the standards or requirements for exemption from registration under applicable federal and state securities laws.

IF  THE  ANSWER  TO ANY QUESTION IS "NONE" OR "NOT APPLICABLE," PLEASE SO STATE.

The answers to this Questionnaire will at all times be kept confidential. By signing this Questionnaire, the undersigned agree that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish the availability of an exemption from registration pursuant to Rule 506 of Regulation D or Section 4(2) of the Securities Act or the other federal or state securities laws.

Please complete, sign, date and return one original copy of this Questionnaire to the Exchange Agent at the address set forth above. If you have any questions about this Questionnaire, please contact James L. Box, President and Chief Executive Officer of the Company, at (770) 863-9225.

1. The undersigned certifies that it is an accredited investor because it is (please initial where appropriate):

     (a) ______ A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

          ______ A broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

          ______ An insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
          Section  2(a)(48)  of  that  Act;

          ______ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

          ______ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

          ______ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, where (please indicate with an "X" which applies):

               ______ The investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor OR
                                    --

               ______ The employee benefit plan has total assets in excess of $5,000,000, OR
                            --

               ______ The plan is self-directed, with investment decisions made solely by persons that are accredited investors;

     (b) ______ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (c) ______ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (d) ______ A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

     (e) ______ An entity in which all of the equity owners are accredited investors.

                    [If Question 1(e) is initialed, please give the name of all equity investors of such entity. Those owners must fill out the questionnaire for individual investors.]


2.   Name  of  entity: _________________________________Telephone:______________

     Address of principal office of entity:

     Street:_____________________________________________Suite:_________________

     City:__________________________________State:_________________Zip:_________

     Taxpayer  Identification  Number:_________________


3. The undersigned understands the nature of the investment and the risks involved with making an investment in the Company.

                         Yes ______________   No ______________

4. The undersigned has been afforded an opportunity, if requested, to ask questions of representatives of the Company regarding an investment in the Company, and the terms and conditions of receiving shares of Common Stock and New Warrants pursuant to the Exchange Offer, and the undersigned is aware that it has the opportunity to inspect the Company's financial records, legal documents, and other records.


                         Yes ______________   No ______________

5. The undersigned has sufficient knowledge of financial and business matters to evaluate the risks associated with an investment in the Company.

                         Yes ______________   No ______________

6. The undersigned understands that the issuance of the shares of Common Stock and New Warrants offered pursuant to the Exchange Offer have not been registered under the Securities Act, or any state securities laws, and cannot be sold by me unless they are registered under the Securities Act and any applicable state securities laws, or are exempt from such registrations; and, in the case of an exemption, unless the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration.

                         Yes ______________   No ______________


7. The undersigned is acquiring the shares of Common Stock and New Warrants offered pursuant to the Exchange Offer for the undersigned's own account.

                         Yes ______________   No ______________


8. The undersigned is acquiring the shares of Common Stock and New Warrants offered pursuant to the Exchange Offer for investment purposes.

                         Yes ______________   No ______________


9. The undersigned understands the full nature and risk of an investment in the shares of Common Stock and New Warrants offered pursuant to the Exchange Offer, and the undersigned can afford the complete loss of the investment.

                         Yes ______________   No ______________


THE UNDERSIGNED IS AWARE AND UNDERSTANDS THAT THE COMPANY AND ITS REPRESENTATIVES WILL RELY UPON THE INFORMATION PROVIDED IN THIS QUESTIONNAIRE IN DETERMINING THE UNDERSIGNED'S STATUS AS AN ACCREDITED INVESTOR AND WHETHER THE UNDERSIGNED OTHERWISE MEETS THE SUITABILITY REQUIREMENTS NECESSARY FOR PARTICIPATION IN THIS PRIVATE OFFERING, AND THE UNDERSIGNED THEREFORE REPRESENTS AND WARRANTS THAT, TO THE BEST OF THE UNDERSIGNED'S INFORMATION AND BELIEF, THE ABOVE INFORMATION IS TRUE AND CORRECT IN ALL RESPECTS AS OF THE DATE HEREOF, AND THE UNDERSIGNED UNDERTAKES THE OBLIGATION TO NOTIFY THE COMPANY OF ANY MATERIAL CHANGE IN THE INFORMATION PRESENTED HEREIN THAT OCCURS PRIOR TO THE ACCEPTANCE OF THE UNDERSIGNED'S SUBSCRIPTION AGREEMENT.


                                         ---------------------------------------
                                         Name  of  Entity

                                         By:
                                             -----------------------------------

                                         ---------------------------------------
                                         Print name and title of duly authorized
                                         signatory  for  the  entity


                                         ---------------------------------------
                                         Date


                                        3
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